                Annual Report

                              EQUITY
                              MARKET
                              INDEX FUNDS
                              -----------------
                              DECEMBER 31, 2001
                              -----------------

T. ROWE PRICE

          REPORT HIGHLIGHTS
          ---------------------------------------------------------------------
          Equity Market Index Funds

     . Stocks fell dramatically through the third quarter but rebounded sharply in the last three months amid hopes that interest rate cuts would lift the economy and corporate profits.

     . Major equity indexes declined in both the 6- and 12-month periods ended December 31, and each of the index funds closely tracked its benchmark.

     . Small-cap stocks outperformed large-caps, and value stocks surpassed growth in both periods.

     . Although the transition from recession to recovery could take some time, we believe the economy will emerge from the downturn in 2002.




REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.

FELLOW SHAREHOLDERS


Stocks fell in the second half of 2001 as the economy continued to weaken and investors reacted to the September 11 terrorist attacks. However, the market rebounded sharply in the fourth quarter amid hopes that the Federal Reserve's aggressive interest rate reductions over the last year would lead to stronger economic and corporate profit growth in 2002.


                              MARKET ENVIRONMENT

-------------------------------
WILSHIRE 5000 RETURNS BY SECTOR
--------------------------------------------------------------------------------

Periods Ended 12/31/01                                    6 Months    12 Months
--------------------------------------------------------------------------------
Consumer Discretionary                                     -6.32%        5.96%

Materials                                                  -0.51         4.59

Financials                                                 -3.85        -4.11

Consumer Staples                                            5.55        -4.63

Industrials and Business Services                          -5.85        -5.66

Energy                                                     -6.04       -10.37

Health Care                                                 1.45       -11.97

Telecommunication Services                                -10.73       -15.16

Utilities                                                 -17.10       -24.07

Information Technology                                    -11.80       -26.26

Economic news was discouraging in the past six months -- a period that will always be remembered for the shattering events of September 11. Consumer spending decelerated, unemployment rose to 5.8% in December, and GDP shrank at an annualized rate of 1.3% in the third quarter. In addition, the National Bureau of Economic Research -- a group of economists that tracks U.S. business cycles -- reported that the economy slipped into a recession in March, exactly 10 years after it emerged from the 1990-1991 downturn.

The fragile economy and the need for increased liquidity following the terrorist attacks prompted the Federal Reserve to reduce short-term rates to their lowest levels in 40 years. Since the end of 2000, the Fed cut the federal funds target rate -- a benchmark for various lending rates -- 11 times, from 6.50% to 1.75%.

Stocks fell sharply in the third quarter, particularly after the four-business-day trading suspension following the terrorist attacks. However, equity market losses were significantly pared by a powerful fourth-quarter rebound that lifted major indexes about 20% above their September 21 nadir. This rally -- which was fueled by optimism that low interest rates would lift the economy in 2002 and by news of military success in Afghanistan -- could signal the beginning of a new bull market. However, the economy and corporate profits remain sluggish and the U.S.-led war against terrorism has just begun, so it is uncertain if the bear market that began in March 2000 is truly over.

Historically, when the economy recovers from a downturn, small-cap shares perform better than larger issues because investors are attracted to the appreciation potential of riskier investments. Although the recovery may not begin for several months, small-caps outperformed large in the second half of 2001 as investors recognized their attractive valuations and anticipated improving economic conditions in 2002.

Cyclical companies also tend to outperform during economic recoveries as their profits rise, and currently many growth stocks -- such as those in high-tech industries -- find themselves to be unlikely members of the cyclical group. As corporate spending revives from current depressed levels, these companies' profits and shares should benefit.

Reflecting the poor business and market environment, initial public offerings remained sparse and merger activity was subdued in the last six months, but the number of companies filing for bankruptcy increased substantially. Internet service provider Excite@Home, Bethlehem Steel, Ames Department Stores, Polaroid, and energy trader Enron were among the most prominent businesses seeking protection from creditors while restructuring or liquidating their assets.

-------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                                                     Extended
                           Equity            Total Equity              Equity
As of 12/31/01            Index 500          Market Index        Market Index
-----------------------------------------------------------------------------
Market Cap
(Investment-
Weighted Median)       $61.4 billion         $34.0 billion       $1.6 billion

Earnings Growth
Rate Estimated
Next 5 Years *            14.0%                 14.1%                15.3%

P/E Ratio (Based
on Next 12 Months'
Estimated Earnings) *     23.5                   23.8                 23.4

*Source data:    IBES. Forecast data are in no way an indication of future
investment returns.


SECTOR PERFORMANCE

Technology stocks generally declined in the last six months, but large-cap bellwethers such as semiconductor giant Intel, Dell Computer,

----------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

Percent of                                                       Extended
Market Value                    Equity      Total Equity           Equity
As of 12/31/01               Index 500      Market Index     Market Index
--------------------------------------------------------------------------------
Consumer Discretionary           13.1%           14.3%             17.4%

Consumer Staples                  8.3             7.2               3.3

Energy                            6.4             5.3               4.3

Financials                       17.8            19.7              25.3

Health Care                      14.5            14.6              13.0

Industrials and
Business Services                11.1            10.5              10.8

Information Technology           17.6            17.8              17.7

Materials                         2.6             2.6               3.3

Telecommunication
Services                          5.5             4.8               1.8

Utilities                         3.1             3.2               3.1

and IBM bucked the negative trend and posted modest gains. Microsoft eased slightly in the last six months despite reaching a preliminary antitrust settlement agreement with the Department of Justice, but the stock posted a strong one-year return of 53%.

Utilities fell, especially independent power companies, as the collapse of Enron raised investor concerns about the group's financial health. Shares of ExxonMobil and other large integrated oil companies also declined as crude oil prices skidded to two-year lows amid economic weakness and curtailed air travel following September 11. However, losses were trimmed in December after OPEC signaled that it would decrease production to shore up oil prices.

In the health care sector, stocks of pharmaceutical companies were mostly lower, but medical device makers soared. Biotechnology stocks fell slightly in the last six months but finished the period well above their late-September lows. Amgen's acquisition of Immunex, which could herald a wave of industry consolidation, added fuel to the group's fourth-quarter rally.

Despite the sharp drop in short-term interest rates, financial stocks generally declined in the last six months, but Bank One, Goldman Sachs Group, and State Street posted slight gains. Shares of insurers were hit by the massive insurance claims filed in the wake of September 11, but the group rebounded quickly in the fourth quarter amid increased demand for insurance and expectations that premiums would rise in the years ahead.

Given the economic uncertainty of the last six months -- especially following the terrorist attacks -- it was not surprising to see shares of "defensive" companies that produce consumer staples (such as food, beverages, and other household products) perform very well. Needs for these items are unaffected by the state of the economy. In contrast, airline stocks fared poorly as individuals refrained from flying, and automotive stocks sagged -- despite brisk sales -- because profit margins were eroded by rebates and no-interest financing incentives.

EQUITY INDEX 500 FUND

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/01                                   6 Months     12 Months
Equity Index 500 Fund                                      -5.65%       -12.17%
S&P 500 Stock Index                                        -5.56        -11.89

Your fund returned -5.65% in the last six months and -12.17% for the entire year. As shown in the table, fund performance closely tracked but slightly lagged that of the S&P 500 Stock Index in both periods. The fund typically trails the index because of its operating and management expenses.

Technology, once the fund's largest sector commitment, slipped to second place in the last six months, reflecting continued distress in software, networking, and other tech industries. Three of the fund's weakest holdings in the past year were data-storage provider EMC, software giant Oracle, and networking behemoth Cisco Systems. Microsoft was disappointing in the last six months but performed very well for the entire year. IBM and Dell Computer were also positive contributors for the 12-month period.

The interest rate-sensitive financial sector became the fund's largest in the last six months primarily because it held up better than technology as rates fell dramatically. Bucking the downward trend was Bank of America, which posted strong 6- and 12-month returns. American International Group (AIG) was one of our biggest detractors in the last 12 months.

Health care was our third-largest sector commitment at the end of December. The group fell ill in 2001 due to the poor performance of Merck and other pharmaceutical stocks, which are a large component of this sector. However, shares of diversified companies Johnson & Johnson and Abbott Laboratories posted healthy gains amid strength in their various businesses.

Consumer behavior and spending-- particularly after September 11 --was a major factor in the share price performance of certain companies. PepsiCo and Procter & Gamble, which produce con-sumer products typically found in grocery stores, were strong in the last six months. In contrast, Disney fared poorly, as consumers felt more inclined to stay home and watch the post-attack news on TV rather than travel or spend on entertainment.

There were 30 changes to the S&P 500 Index in 2001, 17 of which occurred in the last six months. Many of the newest additions hailed from the health care sector, including biotech firm Genzyme and drug distributor AmerisourceBergen, but several technology stocks also joined the index, such as CIENA and PMC-Sierra. Other new members included utility TECO Energy, Jones Apparel Group, and Equity Residential Properties Trust and Equity Office Properties, which are real estate investment trusts (REITs). The addition of REITs reflects a recent change in Standard & Poor's long-standing policy of excluding such issues from the index. The new policy is that REITs involved in managing or operating real estate are eligible for index membership, but those that are "principally passive investment companies" are not.

TOTAL EQUITY MARKET INDEX FUND

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 12/31/01                                     6 Months   12 Months
--------------------------------------------------------------------------------
Total Equity Market
Index Fund                                                   -5.62%     -11.20%
Wilshire 5000 Total Market Index *                           -5.50      -10.97

*Wilshire 5000 returns calculated as of 1/9/02.


Your fund returned -5.62% and -11.20% for the 6- and 12-month periods ended December 31, respectively. Fund performance was mostly in line with that of its benchmark in both periods but trailed slightly due to expenses.

Because the Wilshire 5000 includes more than 6,000 domestic companies, it is impractical for us to buy shares of each. Instead, we use sampling strategies to match the performance of the index. We manage the portfolio so that its characteristics -- including sector allocations and price/earnings ratio -- closely resemble those of the index. As of December 31, the fund owned more than 2,300 companies.

In general, what was true about the performance of the Equity Index 500 Fund was also true for this fund. The Wilshire 5000, which represents the entire U.S. stock market, includes almost all S&P 500 companies. The largest components of the Wilshire index -- as with the S&P 500 -- have the greatest influence on performance. In addition, the percentage weightings of the major sectors are similar.

Tech stocks generally continued to fall from grace in the last six months; by the end of December, technology was the fund's second largest sector allocation. EMC and Oracle were among our weakest holdings in the last six months; for the year, Cisco Systems and Sun Microsystems joined them in the lowest tiers of performance. On the plus side, Intel and IBM were top performers in the last six months. Top 12-month winners included Microsoft and Dell Computer.

As with the Equity Index 500 Fund, the financial sector became the fund's largest as the tech sector's index representation continued to recede. Despite the dramatic decline in interest rates, the performance of financial services stocks was not particularly noteworthy in 2001. One of the fund's biggest detractors in the last six months was credit card issuer Providian Financial. The company announced that its profits would fall sharply and that, following sizable losses, it would stop lending to individuals with high credit risk.

Two of the fund's best performers in 2001 were "big box" retailers Wal-Mart and Home Depot. Although a recession environment is unfavorable for the retail sector as a whole, these behemoths benefited throughout the year from their commitment to competitive pricing. In contrast, two of our worst performers were Qwest Communications, a global provider of Internet communication services, and energy trader Enron. The former suffered a protracted decline throughout the year; the latter plunged abruptly in the fall after the company reported losses and restated earnings for the last few years, and after the discovery of balance sheet chicanery. We eliminated Enron in November.


EXTENDED EQUITY MARKET INDEX FUND

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 12/31/01                                  6 Months     12 Months
--------------------------------------------------------------------------------
Extended Equity Market
Index Fund                                                -5.64%        -9.55%
Wilshire 4500 Completion Index *                          -5.54         -9.33

*Wilshire 4500 returns calculated as of 1/9/02.

Your fund returned -5.64% and -9.55% for the 6- and 12-month periods ended December 31, respectively. Performance was very similar to that of its benchmark in both periods but lagged slightly due to fund management expenses.

The index includes more than 5,500 small- and mid-cap companies, so it is impractical for us to buy shares of each. Instead, we use sampling strategies to match the performance of the index. We manage the portfolio so that its characteristics -- including sector allocations and price/earnings ratio -- closely resemble those of the index. As of December 31, the fund held approximately 2,900 names, about the same as six months ago.

Financial stocks represented 25.3% of the fund's market value -- our largest sector allocation -- at the end of December. Two of our best performers in the last six months were Goldman Sachs Group, one of the most prominent Wall Street investment banking firms, and online broker E*Trade.

Technology stood in second place at 17.7%, well below last year's levels due to the continued implosion of New Economy companies. Indeed, BEA Systems, CIENA, I2 Technologies, and Juniper Networks were among our weakest holdings in both the 6- and 12-month periods ended December 31. However, a few holdings bucked the negative trend. Network Associates, which produces network security software, and Affiliated Computer Services, which processes paper-intensive functions -- including food stamps and student loans-- for governments and corporations, were among our best holdings in both periods. Online auctioneer eBay was our biggest contributor to fund performance for the entire year.

Another of our strongest performers in 2001 was Berkshire Hathaway, a holding company owned and controlled by legendary investor Warren Buffett. The company owns shares of many businesses but has high exposure to the insurance industry. Insurance stocks were initially rocked by substantial insurance claims following the September 11 terrorist attacks, but the group's fourth-quarter rebound gave a strong boost to this holding.

Although IPO activity was subdued in the last six months, we added several new publicly traded companies to the portfolio, such as Principal Financial Group and Weight Watchers. Most of the fund's largest sales in the last six months involved companies that were promoted to the S&P 500 Index, including Genzyme, Jones Apparel Group, and TECO Energy. One major exception was Heller Financial, which was acquired by GE Capital, a subsidiary of GE.

YEAR-END DISTRIBUTIONS

On December 11, your Board of Directors declared the following income and capital gain distributions for the Equity Market Index Funds payable to shareholders of record on that date:

Equity Index 500 Fund -- a quarterly income dividend of $0.10, bringing the year-to-date total for 2001 to $0.33. There were no year-end capital gain distributions.

Extended Equity Market Index Fund -- an annual income dividend of $0.10 per share, a short-term capital gain distribution of $0.06, and a long-term capital gain distribution of $0.12.

Total Equity Market Index Fund -- an annual income dividend of $0.11 per share and a long-term capital gain distribution of $0.01.

These were paid on December 13. You should have already received your check or statement reflecting these distributions as well as Form 1099-DIV summarizing this information for 2001 tax purposes.

OUTLOOK

The Federal Reserve's 11 interest rate cuts in 2001, combined with last year's tax cut and increased government spending following September 11, should lay the foundation for renewed economic expansion. Although the transition from recession to recovery could take some time, we believe the economy will emerge from the downturn in 2002 and strengthen over the next few years.

Historically, the stock market rises several months before the economy shows renewed growth, so the fourth-quarter rebound could suggest that the worst is behind us. However, the recent rally will be sustained only if the outlook for the economy and corporate profits continues to improve. We anticipate continued volatility in the equity markets and suggest that investors remain diversified and focused on their long-term financial goals.

Respectfully submitted,

/s/ Richard T. Whitney


Richard T. Whitney
President and chairman of each fund's Investment Advisory Committee

January 18, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------


--------------------------
THE EVOLVING S&P 500 INDEX
--------------------------------------------------------------------------------

Changes in the Index in 2001

Additions                                          Deletions
--------------------------------------------------------------------------------
Waters Corporation                                 FMC
Jones Apparel Group                                Homestake Mining
Genzyme                                            Ralston-Purina
Equity Residential Properties Trust                National Service Industries
NVIDIA                                             Enron
Health Management                                  GPU
TECO Energy                                        Global Crossing
Equity Office Properties                           Texaco
Immunex                                            Tosco
XL Capital                                         Wachovia
International Game Technology                      BroadVision
CIENA                                              American General
AmerisourceBergen                                  ONEOK
Zimmer Holdings                                    Timken
Family Dollar Stores                               Cabletron Systems
PMC-Sierra                                         Quaker Oats
AT&T Wireless                                      Potlatch
Rockwell Collins                                   Longs Drug Stores
John Hancock Financial Services                    Harcourt General
Zions Bancorp                                      ALZA
TMP Worldwide                                      CIT Group
Pepsi Bottling Group                               Adaptec
Mirant Corp.                                       Briggs & Stratton
Concord EFS                                        Ceridian
Fiserv                                             Old Kent Financial
Cintas                                             Summit Bancorp
Citizens Communications                            U.S. Bancorp *
Univision Communications                           Union Carbide
Jabil Circuit                                      Coastal
Noble Drilling                                     Time Warner


*Firstar Corporation changed its name to U.S. Bancorp (USB) on 2/26/01.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
Equity Index 500 Fund                                                   12/31/01
--------------------------------------------------------------------------------
GE                                                                          3.7%
Microsoft                                                                   3.3
ExxonMobil                                                                  2.5
Citigroup                                                                   2.4
Wal-Mart                                                                    2.4
--------------------------------------------------------------------------------
Pfizer                                                                      2.4
Intel                                                                       2.0
IBM                                                                         2.0
American International Group (AIG)                                          1.9
Johnson & Johnson                                                           1.7
--------------------------------------------------------------------------------
AOL Time Warner                                                             1.3
Merck                                                                       1.3
Cisco Systems                                                               1.2
SBC Communications                                                          1.2
Verizon Communications                                                      1.2
--------------------------------------------------------------------------------
Home Depot                                                                  1.1
Tyco International                                                          1.1
Coca-Cola                                                                   1.1
Royal Dutch Petroleum                                                       1.0
Procter & Gamble                                                            1.0
--------------------------------------------------------------------------------
Philip Morris                                                               0.9
Bank of America                                                             0.9
Bristol-Myers Squibb                                                        0.9
ChevronTexaco                                                               0.9
Eli Lilly                                                                   0.8
--------------------------------------------------------------------------------
Total                                                                      40.2%

Note: Table excludes reserves.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS

                                                                     Percent of
                                                                     Net Assets
Total Equity Market Index Fund                                         12/31/01
--------------------------------------------------------------------------------
GE                                                                         3.1%
Microsoft                                                                   2.8
ExxonMobil                                                                  2.1
Citigroup                                                                   2.0
Wal-Mart                                                                    2.0
--------------------------------------------------------------------------------
Pfizer                                                                      1.9
Intel                                                                       1.6
IBM                                                                         1.6
American International Group (AIG)                                          1.6
Johnson & Johnson                                                           1.4
--------------------------------------------------------------------------------
AOL Time Warner                                                             1.1
Merck                                                                       1.0
Cisco Systems                                                               1.0
SBC Communications                                                          1.0
Verizon Communications                                                      1.0
--------------------------------------------------------------------------------
Home Depot                                                                  0.9
Coca-Cola                                                                   0.9
Berkshire Hathaway                                                          0.9
Procter & Gamble                                                            0.8
Philip Morris                                                               0.8
--------------------------------------------------------------------------------
Bristol-Myers Squibb                                                        0.8
Bank of America                                                             0.8
ChevronTexaco                                                               0.7
Eli Lilly                                                                   0.7
Abbott Laboratories                                                         0.7
--------------------------------------------------------------------------------
Total                                                                      33.2%

Note: Table excludes reserves.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                     Percent of
                                                                     Net Assets
Extended Equity Market Index Fund                                      12/31/01
--------------------------------------------------------------------------------
Berkshire Hathaway                                                         4.0%
Liberty Media                                                              1.2
Cox Communications                                                         0.8
Prudential                                                                 0.6
eBay                                                                       0.6
--------------------------------------------------------------------------------
Goldman Sachs Group                                                        0.6
UPS                                                                        0.6
Hughes Electronics                                                         0.5
Genentech                                                                  0.4
Gemstar TV Guide                                                           0.4
--------------------------------------------------------------------------------
IDEC Pharmaceuticals                                                       0.4
Kraft Foods                                                                0.3
VeriSign                                                                   0.3
USA Networks                                                               0.3
Principal Financial Group                                                  0.3
--------------------------------------------------------------------------------
Fox Entertainment Group                                                    0.3
Electronic Arts                                                            0.3
SunGard Data Systems                                                       0.3
Brocade Communications Systems                                             0.3
Intimate Brands                                                            0.2
--------------------------------------------------------------------------------
M & T Bank                                                                 0.2
EchoStar Communications                                                    0.2
GlobalSantaFe Corporation                                                  0.2
Marshall & Ilsley                                                          0.2
CNA Financial                                                              0.2
--------------------------------------------------------------------------------
Total                                                                     13.7%

Note: Table excludes reserves.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

EQUITY INDEX 500 FUND
--------------------------------------------------------------------------------

                                    [CHART]

                           S&P 500      Equity Index
                         Stock Index      500 Fund
        Dec-91              10,000         10,000
        Dec-92              10,762         10,719
        Dec-93              11,847         11,729
        Dec-94              12,003         11,847
        Dec-95              16,514         16,250
        Dec-96              20,305         19,932
        Dec-97              27,080         26,484
        Dec-98              34,819         33,981
        Dec-99              42,145         40,994
        Dec-00              38,307         37,181
        Dec-01              33,754         32,656


TOTAL EQUITY MARKET INDEX FUND
--------------------------------------------------------------------------------

                                    [CHART]

                        Wilshire 5000      Total Equity Market
                     Total Market Index         Index Fund
     1/30/1998              10,000                10,000
        Jun-98              11,484                11,521
        Dec-98              12,276                12,319
        Jun-99              13,734                13,779
        Dec-99              15,169                15,184
        Jun-00              15,041                15,081
        Dec-00              13,516                13,615
        Jun-01              12,733                12,809
        Dec-01              12,033                12,090

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

      EXTENDED EQUITY MARKET INDEX FUND
      ---------------------------------

                                    [CHART]

                     Index        Fund-Line     Fund-Area
     1/30/1998       10,000        10,000       10,000
        Jun-98       11,100        11,240       11,240
        Dec-98       11,021        11,229       11,229
        Jun-99       12,271        12,493       12,493
        Dec-99       14,932        15,016       15,016
        Jun-00       14,983        15,038       15,038
        Dec-00       12,577        12,677       12,677
         1-Jun       12,073        12,153       12,153
         1-Dec       11,404        11,467       11,467

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------


      This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                          Since   Inception
Periods Ended 12/31/01                 1 Year   5 Years    10 Years   Inception        Date
-------------------------------------------------------------------------------------------

Equity Index 500 Fund                  -12.17%   10.38%      12.56%         -       3/30/90
Total Equity Market Index Fund         -11.20        -           -       4.96%      1/30/98
Extended Equity Market Index Fund      -9.55         -           -       3.55       1/30/98

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------

----------------------
ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------

The T. Rowe Price Index Trust held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the Equity Market Index Funds.

The results of voting were as follows (by number of shares):

M. David Testa                           F. Pierce Linaweaver
Affirmative:            71,603,962.499   Affirmative:         71,595,626.202
Withhold:                1,003,975.471   Withhold:             1,012,311.768

Total:                  72,607,937.970   Total:               72,607,937.970

James A.C. Kennedy                       Hanne M. Merriman
Affirmative:            71,584,147.682   Affirmative:         71,600,625.671
Withhold:                1,023,790.288   Withhold:             1,007,312.299

Total:                  72,607,937.970   Total:               72,607,937.970

Calvin W. Burnett                        John G. Schreiber
Affirmative:            71,520,658.316   Affirmative:         71,617,784.261
Withhold:                1,087,279.654   Withhold:               990,153.709

Total:                  72,607,937.970   Total:               72,607,937.970

Anthony W. Deering                       Hubert D. Vos
Affirmative:            71,631,759.701   Affirmative:         71,601,017.949
Withhold:                  976,178.269   Withhold:             1,006,920.021

Total:                  72,607,937.970   Total:               72,607,937.970

Donald W. Dick, Jr.                      Paul M. Wythes
Affirmative:            71,624,428.604   Affirmative:         71,617,160.778
Withhold:                  983,509.366   Withhold:               990,777.192

Total:                  72,607,937.970   Total:               72,607,937.970

David K. Fagin                           James S. Riepe
Affirmative:            71,624,457.918   Affirmative:         71,627,610.811
Withhold:                  983,480.052   Withhold:               980,327.159

Total:                  72,607,937.970   Total:               72,607,937.970

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------

---------------------
INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                                                         Portfolios
                                                                 Principal               in Fund       Other
                             Position(s)     Term of Office*     Occupation(s)           Complex       Directorships
Name, Address,               Held With       and Length of       During                  Overseen      of Public
and Date of Birth            Fund            Time Served         Past 5 Years            by Director   Companies
Calvin W. Burnett, Ph.D.     Director        Elected in 2001     President,                 97         Provident
100 East Pratt Street                                            Coppin State                          Bank of
3/16/32                                                          College                               Maryland

Anthony W. Deering           Director        Elected in 2001     Director, Chairman         97         The Rouse
100 East Pratt Street                                            of the Board,                         Company
1/28/45                                                          President, and
                                                                 Chief Executive
                                                                 Officer, The Rouse
                                                                 Company, real
                                                                 estate developers

Donald W. Dick, Jr.          Director        Elected in 1994     Principal, EuroCapital     97         Not
100 East Pratt Street                                            Advisors, LLC, an                     Applicable
1/27/43                                                          acquisition and
                                                                 management
                                                                 advisory firm

David K. Fagin               Director        Elected in 1994     Director, Dayton           97         Dayton Mining
100 East Pratt Street                                            Mining Corporation                    Corporation,
4/9/38                                                           (6/98 to present),                    Golden Star
                                                                 Golden Star                           Resources
                                                                 Resources Ltd., and                   Ltd., and
                                                                 Canyon Resources,                     Canyon
                                                                 Corp. (5/00 to                        Resources,
                                                                 present); Chairman                    Corp.
                                                                 and President,
                                                                 Nye Corporation

F. Pierce Linaweaver         Director        Elected in 2001     President, F. Pierce       97         Not
100 East Pratt Street                                            Linaweaver &                          Applicable
8/22/34                                                          Associates, Inc.,
                                                                 consulting
                                                                 environmental
                                                                 & civil engineers

Hanne M. Merriman            Director        Elected in 1994     Retail Business            97         Ann Taylor
100 East Pratt Street                                            Consultant                            Stores
11/16/41                                                                                               Corporation,
                                                                                                       Ameren Corp.,
                                                                                                       Finlay
                                                                                                       Enterprises,
                                                                                                       Inc., The
                                                                                                       Rouse Company,
                                                                                                       and US Airways
                                                                                                       Group, Inc.
----------------------------------------------------------------------------------------------------------------------------------

*Each director serves until election of a successor.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------

---------------------
INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------------------------------------

                                                                                        Number of
                                                                                        Portfolios
                                                                Principal               in Fund       Other
                            Position(s)     Term of Office*     Occupation(s)           Complex       Directorships
Name, Address,              Held With       and Length of       During                  Overseen      of Public
and Date of Birth           Fund            Time Served         Past 5 Years            by Director   Companies
John G. Schreiber           Director        Elected in 2001     Owner/President,        97            AMLI Residential
100 East Pratt Street                                           Centaur Capital                       Properties Trust,
10/21/46                                                        Partners, Inc., a real                Host Marriott
                                                                estate investment                     Corporation, and
                                                                company; Senior                       The Rouse
                                                                Advisor and Partner,                  Company, real
                                                                Blackstone Real                       estate developers
                                                                Estate Advisors, L.P.
Hubert D. Vos               Director        Elected in 1994     Owner/President,        97            Not Applicable
100 East Pratt Street                                           Stonington Capital
8/2/33                                                          Corporation, a private
                                                                investment company
Paul M. Wythes              Director        Elected in 1990     Founding Partner of     97            Teltone
100 East Pratt Street                                           Sutter Hill Ventures, a               Corporation
6/23/33                                                         venture capital limited
                                                                partnership, providing
                                                                equity capital to young
                                                                high-technology
                                                                companies throughout
                                                                the United States
----------------------------------------------------------------------------------------------------------------------------------

*Each director serves until election of a successor.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------

----------------
INSIDE DIRECTORS
----------------------------------------------------------------------------------------------------------------------------------

                                                                                         Number of
                                                                                         Portfolios
                                                                 Principal               in Fund       Other
                             Position(s)     Term of Office*     Occupation(s)           Complex       Directorships
Name, Address,               Held With       and Length of       During                  Overseen      of Public
and Date of Birth            Fund            Time Served         Past 5 Years            by Director   Companies
James A.C. Kennedy           Director        Elected in 1997     Managing Director          32         Not Applicable
100 East Pratt Street                                            and Director,
8/15/53                                                          T. Rowe Price
                                                                 and T. Rowe Price
                                                                 Group, Inc.

James S. Riepe               Director        Elected in 1990     Vice Chairman of the       82         Not Applicable
100 East Pratt Street                                            Board, Director and
6/25/43                                                          Managing Director,
                                                                 T. Rowe Price
                                                                 Group, Inc.; Director
                                                                 and Managing Director,
                                                                 T. Rowe Price;
                                                                 Chairman of the Board
                                                                 and Director, T. Rowe
                                                                 Price Investment
                                                                 Services, Inc., T. Rowe
                                                                 Price Retirement Plan
                                                                 Services, Inc., and
                                                                 T. Rowe Price Services,
                                                                 Inc.; Chairman of the
                                                                 Board, Director,
                                                                 President and Trust
                                                                 Officer, T. Rowe Price
                                                                 Trust Company;
                                                                 Director, T. Rowe Price
                                                                 International, Inc.

M. David Testa               Director        Elected in 1994     Vice Chairman of the       97         Not Applicable
100 East Pratt Street                                            Board, Chief
4/22/44                                                          Investment Officer,
                                                                 Director, and Managing
                                                                 Director, T. Rowe Price
                                                                 Group, Inc.; Chief
                                                                 Investment Officer,
                                                                 Director, and Managing
                                                                 Director, T. Rowe Price;
                                                                 Vice President and
                                                                 Director, T. Rowe Price
                                                                 Trust Company;
                                                                 Director, T. Rowe Price
                                                                 International, Inc.
----------------------------------------------------------------------------------------------------------------------------------

*Each director serves until election of a successor.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access[r] and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
--------------------------------------------------------------------------------

T. ROWE PRICE RETIREMENT SERVICES

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

T. Rowe Price[r] Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts reflect your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans

T. ROWE PRICE WEB SERVICES
--------------------------------------------------------------------------------

www.troweprice.com

ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

FINANCIAL TOOLS AND CALCULATORS

College Planning Calculator. This application allows you to determine simultaneously the college costs for as many as five children.

Portfolio Spotlight. This powerful tool provides investors with a clear picture of how all their investments fit together by sector and asset class.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for your needs.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Watchlist Pro. Powered by SmartMoney, this tool allows investors to easily track personalized lists of securities and other financial information.

Portfolio Tracker. Powered by SmartMoney, this tool helps investors monitor the performance of their mutual fund and equity holdings.

Portfolio Review. This convenient, four-step planning tool is designed to help you see where you stand now and whether your investments are on the right track for the future.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL
FUNDS

Stock
Emerging Europe &
  Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

[LOGO] T. Rowe Price                    T. Rowe Price Investment Services, Inc.
                                        100 East Pratt Street
                                        Baltimore, MD 21202